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Cardinal Ancillary Insurance Agency, Inc.
Cardinal Ancillary Insurance Agency, Inc., a Delaware
         corporation
Cardinal Apartment Management Group, Inc.
Cardinal Apartment Services, Inc.
Cardinal GP VIII Corporation
Cardinal GP X Corporation
Cardinal GP XII Corporation
Cardinal GP XIII Corporation
Cardinal GP XIV Corporation
Cardinal GP XV Corporation
Cardinal GP XVI Corporation
Cardinal GP XVII Corporation
Cardinal GP XVIII Corporation
Cardinal LP XIX Corporation
Cardinal Industries Development Corporation
Cardinal Industries of Florida Services Corporation
Cardinal Industries of Georgia Services Corporation
Cardinal Industries of Texas, Inc.
Cardinal Industries Services Corporation
Cardinal Realty Company
Cardinal Regulatory of Kentucky, Inc.
Cardinal Regulatory of West Virginia, Inc.
CRSI SPV 2, INC.
CRSI SPV 3, INC.
CRSI SPV 4, INC.
CRSI SPV 5, INC.
CRSI SVP 6, INC.
CRSI SPV 7, INC.
CRSI SPV 8, INC.
CRSI SPV 9, INC.
CRSI SPV 10, INC.
CRSI SPV 11, INC.
CRSI SPV 12, INC.
CRSI SPV 13, INC.
CRSI SPV 14, INC.
CRSI SPV 15, INC.
CRSI SPV 16, INC.
CRSI SPV 17, INC.
CRSI SPV 18, INC.
CRSI SPV 19, INC.
CRSI SPV 20, INC.
CRSI SPV 21, INC.
CRSI SPV 22, INC.
CRSI SPV 23, INC.
CRSI SPV 24, INC.
CRSI SPV 25, INC.
CRSI SPV 26, INC.
CRSI SPV 27, INC.
CRSI SPV 28, INC.
CRSI SPV 29, INC.
CRSI SPV 30, INC.
CRSI SPV 31, INC.
CRSI SPV 32, INC.
CRSI SPV 33, INC.
CRSI SPV 34, INC.
CRSI SPV 35, INC.
CRSI SPV 36, INC.
CRSI SPV 37, INC.
CRSI SPV 38, INC.
CRSI SPV 39, INC.
CRSI SPV 40, INC.
CRSI SPV 42, INC.
CRSI SPV 43, INC.
CRSI SPV 44, INC.
CRSI SPV 46, INC.
CRSI SPV 47, INC.
CRSI SPV 48, INC.
CRSI SPV 49, INC.
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CRSI SPV 50, INC.
CRSI SPV 51, INC.
CRSI SPV 52, INC.
CRSI SPV 53, INC.
CRSI SPV 55, INC.
CRSI SPV 56, INC.
CRSI SPV 57, INC.
CRSI SPV 58, INC.
CRSI SPV 59, INC.
CRSI SPV 60, INC.
CRSI SPV 61, INC.
CRSI SPV 62, INC.
CRSI SPV 63, INC.
CRSI SPV 64, INC.
CRSI SPV 65, INC.
CRSI SPV 66, INC.
CRSI SPV 67, INC.
CRSI SPV 68, INC.
CRSI SPV 69, INC.
CRSI SPV 71, INC.
CRSI SPV 72, INC.
CRSI SPV 74, INC.
CRSI SPV 75, INC.
CRSI SPV 76, INC.
CRSI SPV 77, INC.
CRSI SPV 78, INC.
CRSI SPV 79, INC.
CRSI SPV 80, INC.
CRSI SPV 81, INC.
CRSI SPV 82, INC.
CRSI SPV 83, INC.
CRSI SPV 84, INC.
CRSI SPV 85, INC.
CRSI SPV 86, INC.
CRSI SPV 87, INC.
CRSI SPV 88, INC.
CRSI SPV 90, INC.
CRSI SPV 91, INC.
CRSI SPV 92, INC.
CRSI SPV 93, INC.
CRSI SPV 94, INC.
CRSI SPV 95, INC.
CRSI SPV 96, INC.
CRSI SPV 98, INC.
CRSI SPV 99, INC.
CRSI SPV 100, INC.
CRSI SPV 101, INC.
CRSI SPV 102, INC.
CRSI SPV 103, INC.
CRSI SPV 10327, INC.
CRSI SPV 10375, INC.
CRSI SPV 10437, INC.
CRSI SPV 10455, INC.
CRSI SPV 10491, INC.
CRSI SPV 10512, INC.
CRSI SPV 10523, INC.
CRSI SPV 10524, INC.
CRSI SPV 10542, INC.
CRSI SPV 10563, INC.
CRSI SPV 10585, INC.
CRSI SPV 10600, INC.
CRSI SPV 10604, INC.
CRSI SPV 10606, INC.
CRSI SPV 10642, INC.
CRSI SPV 10648, INC.
CRSI SPV 10658, INC.
CRSI SPV 10664, INC.
CRSI SPV 10672, INC.
CRSI SPV 10674, INC.
CRSI SPV 10683, INC.
CRSI SPV 10691, INC.



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CRSI SPV 10714, INC.
CRSI SPV 10724, INC.
CRSI SPV 10725, INC.
CRSI SPV 10726, INC.
CRSI SPV 10727, INC.
CRSI SPV 10729, INC.
CRSI SPV 10752, INC.
CRSI SPV 10758, INC.
CRSI SPV 10773, INC.
CRSI SPV 10790, INC.
CRSI SPV 10810, INC.
CRSI SPV 10816, INC.
CRSI SPV 10841, INC.
CRSI SPV 10853, INC.
CRSI SPV 10936, INC.
CRSI SPV 1996 PW1, INC.
CRSI SPV 1996 PW2, INC.
CRSI SPV 1996 PW3, INC.
CRSI SPV 1996 PW4, INC.
CRSI SPV 20115, INC.
CRSI SPV 20129, INC.
CRSI SPV 20164, INC.
CRSI SPV 20190, INC.
CRSI SPV 20199, INC.
CRSI SPV 20208, INC.
CRSI SPV 20212, INC.
CRSI SPV 20218, INC.
CRSI SPV 20224, INC.
CRSI SPV 20230, INC.
CRSI SPV 20246, INC.
CRSI SPV 20284, INC.
CRSI SPV 20309, INC.
CRSI SPV 20314, INC.
CRSI SPV 20405, INC.
CRSI SPV 20442, INC.
CRSI SPV 20449, INC.
CRSI SPV 20471, INC.
CRSI SPV 20487, INC.
CRSI SPV 20519, INC.
CRSI SPV 20521, INC.
CRSI SPV 20530, INC.
CRSI SPV 20535, INC.
CRSI SPV 20546, INC.
CRSI SPV 30109, INC.
CRSI SPV 30114, INC.
CRSI SPV 30130, INC.
CRSI SPV 30138, INC.
CRSI SPV 30149, INC.
CRSI SPV 30150, INC.
CRSI SPV 30168, INC.
CRSI SPV 30176, INC.
CRSI SPV 30184, INC.
CRSI SPV 30197, INC.
CRSI SPV 30231, INC.
CRSI SPV 30269, INC.
CRSI SPV 30353, INC.
CRSI SPV 30358, INC.
CRSI SPV 40101, INC.
CRSI SPV 50903, INC.
CRSI SPV 50906, INC.
CRSI SPV 50951, INC.
Jupiter Cove Apartments, LLC
Jupiter Cove Apartments III, LLC
LEAF Asset Management, INC.
Lexford  Evergreen LLC
Lexford  Guilford GP LLC
Lexford  Guilford LP LLC
Lexford  Hidden Pointe GP LLC
Lexford  Hidden Pointe LP LLC
Lexford Northwest, INC.*
Lexford Properties, INC.*
Lexford Properties of Colorado, INC.*
Lexreit Properties, INC.
Premiere Management Company*
R/E Management Services, INC.
R.E.I. Equities, INC.
Walker Place Apartments Limited Liability Company
Whispering Pines II, LLC


* These are subsidiaries of Lexford Properties, INC. which is a subsidiary of Lexford, INC. n/k/a Lexford Residential Trust.